Related Party Transactions	3 Months Ended
Mar. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

NOTE K – Related Party Transactions

The Company has borrowed $1,103,320 from a former member of the Board of Directors and four (4) related parties. The related party notes total to $8,319.  Two of the notes from the former Board of Directors total to $1,045,000 and are unsecured.  The third note in the amount of $50,000 is secured by a second lien on the Company’s assets.  The notes to the former member of the Board of Directors are in default and the Company has included approximately $1,347,828 of accrued interest in accrued expenses at March 31, 2016.

Payments of Company expenses have been made by current members of the board of directors $2,708 is included in notes payable affiliates.